                                                                   EXHIBIT 23.07

                               ENGINEER'S CONSENT

    We consent to the reference to our appraisal report for Questar Exploration and Production Company as of the year ended December 31, 1999, incorporated herein by reference.

                                                      MALKEWICZ HUENI ASSOCIATES, INC.

                                                      /s/ GREGORY B. HUENI
                                                      ------------------------------------------------
                                                      Vice President


February 12, 2001